UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2006

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2006, the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”), upon approval of its Compensation Committee, ratified and approved certain objective performance goals and criteria for 2006 under the Company’s Annual Bonus Plan (the “Annual Plan”). Under the Annual Plan, cash bonus awards, if any, are paid annually to certain key management employees based on a percentage of base salary, individual performance and the Company’s achievement of objective performance goals set by the Compensation Committee.

Each participant’s bonus percentage of base salary is determined annually by the Compensation Committee. For fiscal year 2006, the bonus percentages for the executive officers who will be “named executive officers” for purposes of the Company’s proxy statement for the 2006 annual meeting of stockholders and who are eligible to participate in the Annual Plan for 2006 are as follows: J. Frank Harrison, III—100%; William B. Elmore—100%; Henry W. Flint—60%; C. Ray Mayhall, Jr.—50% and Norman C. George—50%.

The Company’s objective performance goals are set annually by the Compensation Committee with respect to the following performance indicators: operating cash flow, free cash flow, net income, unit volume, market share and a value measure. The Compensation Committee assigns different weights to each of the performance indicators based on the perceived need to focus more or less on a particular objective in a given year. For fiscal year 2006, the following weights were assigned to the performance indicators: operating cash flow—40%, free cash flow—25%, net income—15%, unit volume—5%, market share—5% and value measure—10%.

A description of the Annual Plan for 2006 (the “Description of the 2006 Annual Bonus Plan”) is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The summary of the Annual Plan for 2006 contained herein is qualified in its entirety by reference to the full text of the Description of the 2006 Annual Bonus Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1*	Description of the 2006 Annual Bonus Plan

*	Management Contract

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: February 28, 2006	By:	/s/ Steven D. Westphal
Steven D. Westphal
Principal Financial Officer of the Registrant and
Senior Vice President and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Earliest Event Reported:	Commission File No:
February 22, 2006	0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1*	Description of the 2006 Annual Bonus Plan

*	Management Contract